SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 30, 2003

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                  02-020992              04-2842217
          --------                  ---------              ----------
(State or other jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File number)         Identification No.)


                    1700 Westlake Ave N. #500     98109-3044
                                                  ----------
                       Seattle, Washington     (Zip Code)
                              (Address of principal
                               executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

Item 5.  Other Events
---------------------

     On October 1, 2003, Insightful Corporation, a Delaware corporation, issued a press release. The press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated October 1, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSIGHTFUL CORPORATION



October 1, 2003                         By: /s/ Kenneth J. Moyle, Jr.
                                            -------------------------
                                            Kenneth J. Moyle
                                            Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press Release dated October 1, 2003.